Contact:

Lawrence E. White

Senior Vice President/

    Finance and

Chief Financial Officer

CBRL GROUP, INC. ANNOUNCES 28% INCREASE IN THIRD QUARTER DILUTED

NET INCOME PER SHARE, REPORTS CURRENT SALES TRENDS, AND

PROVIDES EARNINGS GUIDANCE FOR REMAINDER OF FISCAL 2003

LEBANON, Tenn. (May 22, 2003) -- CBRL Group, Inc. (the “Company”) (NASDAQ: CBRL) today announced results for its third quarter of fiscal 2003 ended May 2, 2003, reporting diluted net income per share of $0.46, up 28% from $0.36 in the year-earlier quarter. The Company also announced recent sales trends and earnings guidance for the fourth fiscal quarter of 2003.  The live broadcast of CBRL Group's quarterly conference call will be available to the public on-line at www.vcall.com or www.cbrlgroup.com today beginning at 11:00 a.m. (EDT). The on-line replay will follow immediately and continue through May 29, 2003.

Highlights of the fiscal 2003 third quarter results and sales trends and earnings guidance include:

- Diluted net income per share for the third quarter of fiscal 2003 was up 28% and net income was up 14% from the third quarter of fiscal 2002 on a 4% increase in total revenue.

- Operating income for the quarter improved 0.7% as a percent of revenue compared with a year earlier.

- Comparable store restaurant sales for the third fiscal quarter were down 1.7% for the Company’s Cracker Barrel Old Country Store® (“Cracker Barrel”) operations, and comparable store retail sales at Cracker Barrel were down 2.3%.   Actual comparable store sales results in both restaurant and retail at Cracker Barrel were improved from earlier announced trends and were consistent with previous guidance of expectations of decreases of approximately 1-2% in restaurant and approximately 2-3% in retail.

- Comparable restaurant sales for the third fiscal quarter were down 1.1% in the Company’s Logan’s Roadhouse® (“Logan’s”) restaurants, also consistent with previously announced expectations of a decrease of approximately 1%.

- Early comparable store restaurant sales trends, less than three weeks into the fourth fiscal quarter, are down approximately 1% in Cracker Barrel and up approximately 0.5% in Logan’s. To date, fiscal 2003 fourth quarter comparable store retail sales in Cracker Barrel are down approximately 4-4.5%.

- Diluted net income per share guidance for the fourth fiscal quarter of 2003 is a present expectation of $0.66-$0.68 compared with $0.56 in the fourth quarter of the prior fiscal year.

- Approximately 1.4 million shares of the Company’s outstanding common stock were repurchased at an average price of approximately $29 during the third quarter, bringing fiscal year-to-date purchases to approximately 3.4 million shares for approximately $95 million (at just under $28 per share), and leaving just under 600,000 shares remaining to be purchased under previously announced authorizations.

Total revenue for the third fiscal quarter of $527.2 million increased approximately 4% from the fiscal third quarter of 2002. Comparable store restaurant sales for the third quarter for the Cracker Barrel concept decreased 1.7% (compared with a 4.7% increase in last year’s third fiscal quarter), including a 1.8% higher average check, 1.1% of which reflected menu price increases.  Comparable store retail sales at Cracker Barrel decreased 2.3% for the quarter.  Logan’s comparable restaurant sales for the quarter were down 1.1% (compared with a 3.4% increase last year) after a 2.0% increase in average check, which included approximately 1.1% of menu price increases. During the quarter, the Company opened six new Cracker Barrel units, three new company-operated Logan’s restaurants, and one new franchised Logan’s location.

The Company reported net income for the third quarter of fiscal 2003 of $23.4 million, or $0.46 per diluted share, reflecting increases of approximately 14% and 28%, respectively, from net income of $20.6 million and diluted net income per share of $0.36 for the third quarter of fiscal 2002.  The reported diluted net income per share results were in line with the Company’s most recent guidance of “in the mid-$0.40s”, and a penny better than the First Call® consensus estimate as of May 21, 2003.

Operating income improved from 6.6% of total revenue for the third quarter of fiscal 2002 to 7.3% in the third quarter of fiscal 2003.  The improvement in operating income margin of 0.7% as a percent of total revenue primarily reflected lower cost of goods sold and labor and related expenses as a percent of total revenue at the Company’s Cracker Barrel concept.

For the nine months ended May 2, 2003, the Company reported revenue of $1.6 billion compared with $1.5 billion for the first nine months of fiscal 2002, an increase of 6%.  Comparable store restaurant sales for Cracker Barrel were up 0.6% from a year ago, including a 2.0% increase in average check, but declined 0.9% in retail.  Logan’s comparable restaurant sales during the first nine months of fiscal 2003 decreased 0.3%, with average check rising 1.7%.  The Company opened 15 Cracker Barrel units, and 12 company-operated and 1 franchised Logan’s restaurant during the first nine months of fiscal 2003.

Net income for the nine-month period increased to $71.0 million, or $1.39 per diluted share, from $61.3 million, or $1.08 per diluted share, for the first nine months of fiscal 2002, reflecting increases of approximately 16% and 29%, respectively.

During the third quarter of fiscal 2003, the Company repurchased approximately 1.4 million shares of its outstanding common stock at an average price of approximately $29, bringing fiscal year-to-date share repurchases to 3.4 million at a total cost of approximately $95 million, or just under $28 per share. Just under 600,000 shares remain to be purchased under previously announced share repurchase authorizations.

Commenting on the results, CBRL Group, Inc. President and Chief Executive Officer Michael A. Woodhouse said, “We are very pleased to report another quarter of strong results for the third quarter of our fiscal year.  Despite numerous difficult external issues during the quarter, including inclement weather early in the quarter, a shift in the timing of Easter, continued unsettled consumer sentiment, and the war in Iraq, our Cracker Barrel and Logan’s teams delivered strong performances.  This marks seven consecutive quarters of increases that exceed our long-term growth target of 15% growth in diluted net income per share.”

The Company urges caution in considering its current trends and the earnings guidance disclosed in this press release.  The restaurant industry is highly competitive, and trends and guidance are subject to numerous factors and influences, some of which are discussed in the cautionary language at the end of this press release.  The Company assumes no obligation to update disclosed information on trends or targets other than in its periodic filings under Forms 10-K, 10-Q, and 8-K with the Securities and Exchange Commission.

The Company reported that quarter-to-date comparable store restaurant sales for the less than three-week period of its fourth quarter of fiscal 2003 are down approximately 1% in its Cracker Barrel units compared with the same period a year ago, including an increase in average check of approximately 1.5%.  Quarter-to-date retail sales in the comparable units are down approximately 4-4.5%.  Quarter-to-date comparable restaurant sales in the Company’s Logan’s restaurants are up approximately 0.5% compared with last year, including approximately 2.5-3% higher average check.

President and CEO Michael A. Woodhouse commented on the trends, “While consumer sentiment and continued economic uncertainty are concerns, year-over-year sales comparisons are less difficult later in the quarter, and we are optimistic that some reports of a good expected summer travel season, especially highway travel, will benefit our business.  Although we can’t control the economy, world events, or consumer sentiments, we can control our operational execution, and we continue to strive to make our concepts destinations of choice for our guests.”

The Company’s present guidance for diluted net income per share for the fourth quarter of fiscal 2003, which ends on August 1, 2003, is $0.66-$0.68 compared with $0.56 in the year-ago quarter, on total revenue growth of approximately 6.5-7%. Earnings guidance reflects many assumptions, most of which cannot be known, including, very importantly, sales expectations, especially in periods of unsettled world and economic conditions.  The Company presently expects comparable store restaurant sales to be up slightly at both Cracker Barrel and Logan’s for the full quarter, and comparable store retail sales to be flat to down slightly.  The Company expects to open eight new Cracker Barrel units, of which four have been opened thus far.  No additional company-operated Logan’s restaurants are expected to open in the fourth fiscal quarter.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 476 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 96 company-operated and 13 franchised Logan’s Roadhouse restaurants in 17 states.

Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These, and similar statements are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual performance of CBRL Group, Inc. and its subsidiaries to differ materially from those expressed or implied by this discussion.  All forward-looking information is provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “assumptions”, “target”, “guidance”, “outlook”, “plans”, “projection”, “may”, “will”, “would”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “potential” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. Factors which could materially affect actual results include, but are not limited to: adverse general economic conditions including the effects of uncertain consumer confidence on sales and customer travel activity; practical or psychological effects of terrorist acts or war and military or government responses to such events; consumer behavior as affected by concerns over SARS; consumer behavior based on concerns over nutritional or other aspects of the Company’s products or restaurant food in general; competitive marketing and operational initiatives; commodity, workers’ compensation, group health and utility price changes; the effects of plans intended to improve operational execution and performance; the effects of increased competition at Company locations on sales and on labor recruiting, cost, and retention; the ability of and cost to the Company to recruit, train, and retain qualified restaurant hourly and management employees; the ability of the Company to identify and procure successful new lines of retail merchandise; the availability and cost of acceptable sites for development and the Company’s ability to identify such sites; changes in interest rates affecting the Company’s financing costs; increases in construction costs; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting accounting, tax, wage and hour matters, health and safety, pensions and insurance; the actual results of pending or threatened litigation or governmental investigations and the costs and effects of negative publicity associated with these activities; changes in generally accepted accounting principles or changes in capital market conditions that could affect valuations of restaurant companies in general or the Company’s goodwill in particular;  other undeterminable areas of government or regulatory actions or regulations; and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases, and other communications.  The Company disclaims any responsibility to update these forward-looking statements.

First Call is a registered trademark of First Call Corporation.

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CBRL GROUP, INC.

CONSOLIDATED INCOME STATEMENT (Unaudited)

(In thousands, except per share amounts)

Third Quarter Ended

Nine Months Ended

5/2/03

5/3/02

Change

5/2/03

5/3/02

Change

Total revenue

527,189

506,127

4%

1,617,847

1,526,082

6%

Cost of goods sold

165,378

161,262

3

521,455

506,194

3

Gross profit

361,811

344,865

5

1,096,392

1,019,888

8

Labor & other related expenses

201,170

195,696

3

605,357

573,899

5

Other store operating expenses

92,573

87,563

6

280,558

259,035

8

Store operating income

68,068

61,606

10

210,477

186,954

13

General and administrative

29,577

28,347

4

93,798

87,095

8

Operating income

38,491

32,259

16

116,679

99,859

17

Interest expense

2,214

1,535

44

6,659

4,616

44

Interest income

--

--

--

73

--

--

Pretax income

36,277

31,724

14

110,093

95,243

16

Provision for income taxes

12,878

11,167

15

39,083

33,907

15

Net income

$

23,399

$

20,557

14

$

71,010

$

61,336

16

=======

========

=========

========

Earnings per share:

Basic

$

0.48

$

0.38

26

$

1.43

$

1.12

28

=======

=========

=========

========

Diluted

$

0.46

$

0.36

28

$

1.39

$

1.08

29

=======

=========

=========

========

Weighted average shares:

Basic

49,077

54,548

(10)

49,609

54,994

(10)

Diluted

50,767

56,693

(10)

51,178

56,823

(10)

Ratio Analysis

Total revenue

100.0

%

100.0

%

100.0

%

100.0

%

Cost of goods sold

31.4

31.9

32.2

33.2

Gross profit

68.6

68.1

67.8

66.8

Labor & other related expenses

38.1

38.6

37.4

37.6

Other store operating expenses

17.6

17.3

17.4

17.0

Store operating income

12.9

12.2

13.0

12.2

General and administrative

5.6

5.6

5.8

5.7

Operating income

7.3

6.6

7.2

6.5

Interest expense

0.4

0.3

0.4

0.3

Interest income

--

--

--

--

Pretax income

6.9

6.3

6.8

6.2

Provision for income taxes

2.5

2.2

2.4

2.2

Net income

4.4

%

4.1

%

4.4

%

4.0

%

=======

=========

=========

========

CONSOLIDATED CONDENSED BALANCE SHEET

(Unaudited)

(In thousands)

5/2/03

8/2/02

Assets

Cash and cash equivalents

$

15,705

$

15,074

Other current assets

144,036

156,508

Property and equipment, net

1,021,221

984,817

Goodwill, net

92,882

92,882

Other assets

17,107

14,550

Total assets

$

1,290,951

$

1,263,831

=========

=========

Liabilities and Stockholders’ Equity

Current liabilities

$

237,010

$

233,169

Long-term debt

198,392

194,476

Other long-term obligations

69,965

53,192

Stockholders’ equity

785,584

782,994

Total liabilities and stockholders’ equity

$

1,290,951

$

1,263,831

=========

=========

CONSOLIDATED CONDENSED CASH FLOW STATEMENT

(Unaudited)

(In thousands)

Nine Months Ended

5/2/03

5/3/02

Cash flow from operating activities:

Net income

$

71,010

$

61,336

Depreciation and amortization

48,316

46,012

Loss (gain) on disposition of property and equipment

478

(413)

Net changes in other assets and liabilities

34,258

11,393

Net cash provided by operating activities

154,062

118,328

Cash flows from investing activities:

Purchase of property and equipment

(85,260)

(69,997)

Net proceeds from sale of property and equipment

1,517

3,228

Net cash used in investing activities

(83,743

)

(66,769

)

Cash flows from financing activities:

Proceeds from issuance of long-term debt

276,600

492,556

Principal payments under long-term obligations

(276,665)

(422,909)

Deferred financing costs

(1,203)

(4,767)

Proceeds from exercise of stock options

27,626

45,215

Purchases and retirement of common stock

(95,003)

(140,317)

Dividends on common stock

(1,043)

(1,163)

Net cash used in financing activities

(69,688)

(31,385)

Net increase in cash and cash equivalents

631

20,174

Cash and cash equivalents, beginning of period

15,074

11,807

Cash and cash equivalents, end of period

$

15,705

$

31,981

=======

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CBRL GROUP, INC.

Supplemental Information

As of

As of

As of

5/2/03

8/2/02

5/3/02

Common shares outstanding

48,350,589

50,272,459

52,504,414

Units in operation:

Cracker Barrel

472

457

451

Logan’s Roadhouse – company-owned

96

84

84

Total company-owned units

568

541

535

Logan’s Roadhouse – franchised

13

12

 11

System-wide units

581

553

546

===========

=========

============

Third Quarter Ended

Nine Months Ended

Net sales in company-owned stores:

5/2/03

5/3/02

5/2/03

5/3/02

(In thousands)

Cracker Barrel – restaurant

$

360,862

$

349,989

$

1,076,876

$

1,020,747

Cracker Barrel – retail

93,685

91,941

336,517

324,501

Cracker Barrel – total

454,547

441,930

1,413,393

1,345,248

Logan’s Roadhouse

72,278

63,877

203,530

180,032

Total net sales

526,825

505,807

1,616,923

1,525,280

Franchise fees and royalties

364

320

924

802

Total revenue

$

527,189

$

506,127

$

1,617,847

$

1,526,082

========

========

=========

=========

Operating weeks – company-owned stores:

Cracker Barrel

6,127

5,829

18,120

17,277

Logan’s Roadhouse

1,238

1,088

3,543

3,146

Average comparable store sales –

company-owned stores: (In thousands)

Cracker Barrel – restaurant

$

762.8

$

776.0

$

2,311.6

$

2,298.0

Cracker Barrel – retail

196.9

201.6

716.0

722.6

Cracker Barrel – total

$

959.7

$

977.6

$

3,027.6

$

3,020.6

=========

=========

=========

=========

Logan’s Roadhouse

$

744.9

$

753.0

$

2,194.6

$

2,201.5

=========

=========

=========

=========

Capitalized interest

$

104

$

79

$

345

$

276

=========

=========

=========

=========

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